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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Reliant Resources, Inc. on Form S-8 of our report dated March 28, 2002, appearing in the Annual Report on Form 10-K of Reliant Resources, Inc. for the year ended December 31, 2001.


DELOITTE & TOUCHE LLP

Houston, Texas
April 17, 2002